Exhibit 24


                        POWER OF ATTORNEY



     WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission
 ("Commission")
under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on
Form 10-K for the fiscal year ended March 31, 1999 ("10-K"), with any and all exhibits and/or amendments to such 10-K, and other documents in connection therewith.

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JOHN R. HUFF, MARVIN J. MIGURA and GEORGE R. HAUBENREICH, JR. and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of May, 1999.



                              //s//
                              D. Michael Hughes
                              POWER OF ATTORNEY



     WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on
Form 10-K for the fiscal year ended March 31, 1999 ("10-K"), with any and all exhibits and/or amendments to such 10-K, and other documents in connection therewith.

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JOHN R. HUFF, MARVIN J. MIGURA and GEORGE R. HAUBENREICH, JR. and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of May, 1999.



                              //s//
                              Charles B. Evans

                        POWER OF ATTORNEY



     WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on
Form 10-K for the fiscal year ended March 31, 1999 ("10-K"), with any and all exhibits and/or amendments to such 10-K, and other documents in connection therewith.

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JOHN R. HUFF, MARVIN J. MIGURA and GEORGE R. HAUBENREICH, JR. and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of May, 1999.



                                   //s//
                                   David S. Hooker

                        POWER OF ATTORNEY



     WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on
Form 10-K for the fiscal year ended March 31, 1999 ("10-K"), with any and all exhibits and/or amendments to such 10-K, and other documents in connection therewith.

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JOHN R. HUFF, MARVIN J. MIGURA and GEORGE R. HAUBENREICH, JR. and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of May, 1999.



                              //s//
                              John R. Huff
                        POWER OF ATTORNEY



     WHEREAS, OCEANEERING INTERNATIONAL, INC., a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("Act"), an Annual Report on Form 10-K for the fiscal year ended March 31, 1999 ("10-K"), with any and all exhibits and/or amendments to such 10-K, and other documents in connection therewith.

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JOHN R. HUFF, MARVIN J. MIGURA and GEORGE R. HAUBENREICH, JR. and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of May, 1999.



                              //s//
                              Harris J. Pappas